Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated March 2, 2015 to the

Blackstone Alternative Multi-Strategy Fund

Prospectus and Statement of Additional Information,

each dated August 29, 2014

New Sub-Advisory Agreement

From commencement of operations through March 1, 2015, Bayview Asset Management, LLC (“Bayview”) served as a sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the “Original Bayview Sub-Advisory Agreement”) between Blackstone Alternative Investment Advisors LLC (the “Adviser”) and Bayview. During that period, Bayview was an affiliate of the Adviser on the basis of common control.

Effective March 2, 2015, Bayview repurchased a portion of the ownership interests held by entities controlled by The Blackstone Group L.P. (the “Transaction”). In connection with the Transaction, the Original Bayview Sub-Advisory Agreement was terminated and Bayview ceased to be an affiliate of the Adviser.

The Board of Trustees has approved a new investment sub-advisory agreement between the Adviser and Bayview to replace the Original Bayview Sub-Advisory Agreement upon its termination. Neither the Transaction nor the entry into a new investment sub-advisory agreement is expected to result in any material change to the portfolio management team, investment processes or the nature and quality of services Bayview will provide to the Fund.

Effective March 2, 2015, all references in the Prospectus and Statement of Additional Information to Bayview as an affiliate of the Adviser are removed.

The disclosure on Bayview in the section “More on Fund Management—Adviser and Sub-Advisers—Sub-Advisers” on page 29 of the Prospectus is deleted in its entirety and replaced with the following:

•	Bayview Asset Management, LLC (“Bayview”), located at 4425 Ponce de Leon Boulevard, 5th Floor, Coral Gables, Florida 33146, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. The principals of Bayview began its predecessor business (BV Legacy, L.P., formerly known as Bayview Financial, L.P.) in 1993, and Bayview was established in 2008 to serve as the parent company of the loan acquisition, servicing and asset management business previously owned by BV Legacy. Bayview had approximately $8.629 billion in assets under management as of December 31, 2014.

The disclosure on Bayview in the section “Investment Management and Other Services—The Sub-Advisers” on page 54 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Bayview Asset Management, LLC (“Bayview”). The principal beneficial owner of Bayview is David Ertel, through his beneficial ownership interest in Bayview Asset Management Holdings, LLC (majority owner of Bayview).

Shareholders should retain this Supplement for future reference.